UNIT SUBSCRIPTION AGREEMENT

To:      TEK DIGITEL CORPORATION
         Suite 300-20010 Century Blvd.
         Germantown, Maryland
         20874

GENTLEMEN/MESDAMES:

SUBSCRIPTION - The undersigned (the "Purchaser") hereby subscribes for and agrees to purchase two million (2,000,000) units (the "Units") being offered by TEK DIGITEL CORPORATION (the "Company") at a price of fifty cents (US$0.50) per Unit for a total purchase price of $1,000,000 United States Dollars (the "Purchase Price"), in accordance with the terms and conditions of the Offering (the "Offering") made by the Company pursuant to exemptions under the Securities Act of 1933 (the "Act" or "Securities Act"). The Subscription Agreement (the "Agreement") may be rejected in whole or part by the Company.

CONSTITUTION OF THE UNITS - Each of the units (the "Units") will consist of one no par value common share in the capital of the Company (a "Share") and:

(a) one Class D Warrant entitling the holder to purchase a further Share at an exercise price of US $0.50 per Share up to and including November 30, 1999;

(b) one Class E Warrant entitling the holder to purchase a further Share at an exercise price of US $0.50 per Share up to and including March 31, 2000;

(c) one Class F Warrant entitling the holder to purchase a further Share at an exercise price of US $0.60 per Share up to and including August 31, 2000; and

(d) one Class G Warrant entitling the holder to purchase a further Share at an exercise price of US $0.65 per Share up to and including August 31, 2001.

For the purposes of this Agreement the Class D Warrants, the Class E Warrants, the Class F Warrants and the Class G Warrants referred to above shall collectively be referred to as the "Warrants". The Shares to be issued on exercise of the Warrants shall be referred to as the "Warrant Shares".

The Warrants shall be subject to terms and conditions contained therein which will provide, amongst other things, for an appropriate adjustment in class and number of Warrant Shares issuable pursuant to any exercise thereof upon the occurrence of certain stated events, including any subdivision, consolidation or re-classification of common shares.

PAYMENT OF PURCHASE PRICE - The undersigned hereby tenders the full amount of the Purchase Price, namely, $1,000,000 United States Dollars for the two million (2,000,000) Units purchased by the undersigned. The stock certificates of the Company representing the Shares comprising the Units and the certificates representing the Warrants will be issued and held in trust pending delivery to the undersigned promptly after the successful completion of the Offering. The full amount of the Purchase Price, less any part of the Purchase Price previously advanced directly to the Company, is


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tendered to Gordon J. Fretwell Law Corporation in trust for the Company by wiring the funds for the Purchase Price to the following account to be held in trust for the Company:

         Bank:             Bank of Montreal, 595 Burrard Street, Vancouver, BC
         Account:          [account information deleted]
         Transit:          [transit information deleted]
         Beneficiary:      Gordon J. Fretwell Law Corp.

REPRESENTATIONS AND WARRANTIES - The undersigned hereby represents and warrants to the Company and to the Directors, Officers, and control persons of the Company, jointly and severally as follows:

(A) The present financial condition of the undersigned can afford to bear the financial risk of its investment in the Units without undo hardship in the event the entire investment is lost;

(B) The undersigned is purchasing the Units solely for investment purposes and has no intent of further distributing them;

(C) The undersigned has accomplished a thorough investigation of all relevant facts regarding its investment, including but not limited to: analysis of the risks involved in an investment in the Units, review of the Company's financial condition, the Company's business, its industry and operations, and all key personnel of the Company. The undersigned further represents it has had the opportunity to ask any questions it may have of the Company and has received satisfactory answers to those questions by the Company;

(D) The Purchaser is purchasing the Units under the exemption from registration requirements available under Regulation S as promulgated pursuant to the Act.

PURCHASER'S RIGHT TO APPOINT DIRECTORS - The Purchaser shall have the right to appoint one director to the Company's board of directors annually upon completion of the Offering and the right to appoint two directors to the Company's board of directors annually upon the Purchaser exercising all of the Warrants comprising the Units.

ACKNOWLEDGMENT OF CERTAIN FACTS - The undersigned acknowledges his or her awareness and understanding of the following:

The Payment for the Purchase Price (or, in the case of rejection of a portion of the undersigned's subscription, the part of the Purchase Price relating to such rejected portion) will be returned promptly, without interest, on the basis described herein, if the undersigned's subscription is rejected in whole or in part. The Company will issue to the Purchaser a certificate representing the Shares and Warrants purchased. The Shares forming part of the Units and the Shares to be issued on exercise of the Warrants (the "Warrant Shares") may not be transferred prior to the date that the Offering is completed (the "Closing Date") and in any event subject to the resale restrictions set forth below:


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         THE SECURITIES OFFERED AND PURCHASED HEREBY HAVE NOT BEEN REGISTERED
         UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER, AND MAY NOT BE OFFERED OR SOLD DIRECTLY OR INDIRECTLY WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER OR AN EXEMPTION FROM, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OFFERED HEREBY IN THE UNITED STATES OR ANY OTHER JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION WOULD BE UNLAWFUL.

The Company, in its sole absolute discretion, may reduce the undersigned's subscription to any number of Units that in the aggregate does not exceed the number of Units hereby applied for without any prior notice to or further consent by the undersigned. The undersigned hereby irrevocably constitutes and appoints the Company and each officer of the Company, each of the foregoing acting singly, in each case with full power of substitution, the true lawful agent and attorney-in-fact of the undersigned, with full power and authority in the undersigned's name, place and stead, to amend this Subscription Agreement including in each case the undersigned's signature page thereto, to effect any of the foregoing provisions of this Paragraph;

The undersigned will not sell or otherwise transfer the Shares without registration under the Securities Act or pursuant to an applicable state securities laws or exemption therefrom. The Shares forming part of the Units, the Warrants and the Warrant Shares have not been registered under the Securities Act or under the securities laws of any states. The undersigned represents that the undersigned is purchasing the Units for the undersigned's own account, for investment and not with a view to resale or distribution except in compliance with the Act. The undersigned has not offered or sold any portion of the Units being acquired nor does the undersigned have any present intention of dividing such Units with others or of selling, distributing or otherwise disposing of any portion of such Units either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance in violation of the Securities Act.

No United States or Canadian federal, or provincial agency (as the case may be) has made any finding or determination as to the fairness of the terms of this Subscription Agreement;

The Offering made hereunder is intended to be exempt from the registration under the Securities Act by virtue of Section 4(2) of the 1933 Act and the provisions of Regulation S in the case of "non- U.S. persons" (as defined in Regulation S under the Securities Act), thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein;



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The representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transaction contemplated hereby shall be true and correct in all respects on and as of the date of the sale of the Units as if made on and as of such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of the Units;

Insofar as indemnification for liabilities under the 1933 Act may be permitted to directors, officers or controlling persons of the Company, the Company has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable to such extent;

IN MAKING AN INVESTMENT DECISION PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, THE UNITS HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OF STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE;

THE SHARES FORMING PART OF THE UNITS, THE WARRANTS AND THE WARRANT SHARES MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PURCHASERS SHOULD BE MADE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT.

In addition to the undersigned's representations, warranties and understandings set forth elsewhere herein, if the undersigned is a non "U.S. person" as defined in Regulation S as promulgated pursuant to the Securities Act, the undersigned further represents, warrants and covenants that:

1. the undersigned is not a "U.S. person" as that term is defined in Rule 902(o) of Regulation S;

2. the undersigned is not, and on the Closing Date will not be, an affiliate of the Company;

3. at the execution of this Subscription Agreement, the undersigned was outside the United States and no offer to purchase the Units was made in the United States;

4. the undersigned agrees that all offers and sales of the Securities shall be made in compliance with any applicable securities laws of any applicable jurisdiction and, particularly, in accordance with Rule 903 and 904, as applicable, or Regulation S or pursuant to registration of the securities offered hereunder (the "Securities") under the Securities Act or pursuant to an exemption from registration. In any case, none of the Securities have been and will be offered or sold by the Subscriber to, or for the account or benefit of a U.S. Person or within the United States until after the end of a one year period commencing on the Closing Date (the "Restricted Period"), as certified by the Company to the undersigned and, thereafter only pursuant to an effective registration statement as to the Securities or an applicable exemption therefrom;


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5.   the undersigned is not a distributor or dealer;

6. the transactions contemplated hereby (a) have not been and will not be pre-arranged by the undersigned with a purchaser located in the United States or a purchaser which is a U.S. Person, and (b) are not and will not be part of a plan or scheme by the undersigned to evade the registration provisions of the 1933 Act;

7. the undersigned shall take all reasonable steps to ensure compliance with Regulation S; and

8. none of the undersigned, his affiliates or persons acting on their behalf have conducted and shall not conduct any "directed selling efforts" as that term is defined in Rule 902(b) of Regulation S, nor has the Subscriber, its affiliates or persons acting on their behalf have conducted any general solicitation relating to the offer and sale of any of the Securities in the United States or elsewhere.

The undersigned will not engage in any activity for the purposes of, or that could reasonable be excepted to have the effect of, conditioning the market in the United States for any of the Securities;

Neither the undersigned nor any of his affiliates will directly or indirectly maintain any short position, purchase or sell put or call options or otherwise engage in any hedging activities in any of the Securities or any other securities of the Company until after the end of the Restricted Period;

This Agreement may be rejected in whole or part by the Company in its sole and absolute discretion;

The Company has limited financial and/or operational history;

The Company has acted as the Company's Sales Agent with respect to the Offering of the Units;

The purchase of the Units is a speculative investment, which involves a high degree of risk of loss by the undersigned of its entire investment;

No federal or state agency has made any finding or determination as to the fairness of public investment, nor any recommendation or endorsement, of the Units;

The Shares forming part of the Units, the Warrants and the Warrant Shares have not been registered under either the Federal Securities Act of 1933 (the "Act") or applicable state securities laws (the "States' Acts") and, therefore, cannot be resold unless and the availability of an exemption from such registration is determined to the reasonable satisfaction to be available by legal counsel for the Company;

My offer to subscribe for Units in the Company as herein set out is unconditional, irrevocable and non-transferable and has not been induced by any warranties or representations with regard to the present or future value of the Company's Shares;

The Units to be issued to me upon acceptance of this subscription will be issued as an exempt trade, and no securities filings or clearances or reviews have been or are being made in connection with such trade;



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I hereby agree that the funds advanced by me hereunder will immediately be used by the Company for general corporate purposes and will be characterized as a non-interest bearing, non-callable loan by me to the Company until acceptance or rejection of this subscription;

I confirm that neither the Company nor any director of the Company has made to me or makes herein any representations about the present or future value of the Company's Shares, and making this offer, I have relied solely on the representations directly set out herein;

I confirm that it will be my responsibility to comply with the reporting obligations, if any, that are required under the Act as result of the purchase of the Securities that are the subject of the within Offer including the reporting requirements resulting from the following:

(a) Rule 16 of the Act which provides reporting requirements for persons who beneficially own more than 10% of any class of security of an issuer taking into account that person's right to acquire equity securities through the exercise of warrants; and

(b) Rule 13D or 13G which provides reporting requirements for persons who beneficially own more than 5% of any class of security of an issuer taking into account that person's right to acquire further securities within 60 days upon the exercise of warrants.

This Unit subscription constitutes the entire agreement between the undersigned and the Company, and there are no other agreements, warranties, representations, conditions or covenants, written or oral, express or implied, in respect of, or which affect, the transactions herein contemplated, and this Unit subscription supersedes and supplants any previous dealings whatsoever between the undersigned and the Company in respect of the said transactions.

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Wyoming, and to the extent it involves any United States statute, in accordance with the laws of the United States.

     The undersigned Purchaser hereby executes and delivers this Subscription Agreement this 18th day of Oct., 1999.

Subscription for 2,000,000 Units of TEK DIGITEL CORPORATION.



/s/ Tseng Yun Tsai
------------------------
Signature of Purchaser

Printed Name:       Tseng Yun Tsai
Address:            218 Sec. 2 Tun Hwa S. Rd
City, State, Zip:   Taipei, Taiwan, ROC